Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of January 12, 2025 (this “Agreement”), is entered into by and between Filled Converge Limited, a limited liability company formed under the laws of the British Virgin Islands (“Filled”), Li Xiaoguang (“LX” and together with Filled, collectively the “Sellers” and each a “Seller”), and Clean Energy Technologies, Inc., a Nevada corporation (“Buyer”), for the purchase by Buyer of a certain debt security held by Sellers as described below.

RECITALS

WHEREAS, China Ruifeng Renewable Energy Holdings Limited, a Hong Kong listed company with the ticker 527.HK (the “Company”), previously issued that certain Convertible Bond in the original principal amount of HK$356,375,000 (the “Note”), which is currently held by Sellers; and

WHEREAS, upon the terms and conditions set forth in this Agreement, Sellers propose to sell, transfer and assign to Buyer, and Buyer agrees to purchase from Sellers, all of Sellers’ right, title and interest in and to the principal amount of HK$11,700,000 of the Note (the “Note Portion”) for a purchase price consisting of US$700,000 equivalent in HK$ and 1,932,000 shares of Buyer common stock at $0.4163 per share (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Nevada are authorized or required by law or executive order to close.

“Governmental Authority” means any federal, state, municipal, local, foreign or other judicial, administrative, legislative or regulatory agency, department or commission, tribunal, arbitration panel, commission or other governmental or quasi-governmental authority, paristatal agency or dispute-resolving body of competent jurisdiction or other similar entity (including any branch, department or official thereof).

“Lien” means any mortgage, title defect or objection, judgment, claim, charge, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

“Orders” means any judgment, injunction, writ, award, decree or order of any nature.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Requirement of Law” means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II

PURCHASE OF THE NOTE PORTION

2.1 Purchase and Sale of Note Portion. Subject to the terms and conditions set forth herein, including without limitation the conditions set forth in Articles V and VI below, Sellers agree to sell, transfer and assign to Buyer, and Buyer agrees to purchase from Sellers, all of Sellers’ right, title and interest in and to the Note Portion for the Purchase Price.

2.2 Closing. Subject to Articles V and VI hereof, the closing of the sale and purchase of the Note Portion (the “Closing”) shall take place on such date as Sellers and Buyer mutually agree (the “Closing Date”). On the Closing Date, (a) Buyer shall pay to Sellers US$500,000 of the Purchase Price by wire transfer of immediately available funds, at the wire instructions set forth on Schedule 1, and issue 1,932,000 shares of Buyer common stock to the Sellers as set forth on Schedule 1, and (b) each of Sellers and Buyer shall execute a Note Assignment for the Note Portion substantially in the form attached hereto as Exhibit A (the “Assignment”). The balance of the Purchase Price will be paid as follows: $200,000 to be paid within 30 days of closing.

2.3 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each of the Sellers represents and warrants to Buyer, as of the date of this Agreement and each Closing Date, as follows:

3.1 Legal Capacity; Existence and Power. Filled is a limited liability company, duly organized, validly existing and in good standing under the laws of British Virgin Islands, and together with LX a natural person, with the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Sellers is or will be a party, and to consummate the transactions contemplated hereby and thereby.

3.2 Authorization; No Contravention. The execution, delivery and performance by each of the Sellers of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary officers or general partners of each of the Sellers, (b) do not contravene the terms of the Sellers’s charter documents, or any amendment thereof, (c) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of the Sellers or any Requirement of Law applicable to the Sellers, and (d) to the knowledge of the Sellers, do not materially violate any Orders of any Governmental Authority against, or binding upon, the Sellers.

3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, either of the Sellers, of this Agreement.

3.4 Binding Effect. This Agreement has been duly executed and delivered by each of the Sellers and constitutes the legal, valid and binding obligations of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.5 Ownership of the Note. Sellers own all legal rights to the Note, and Sellers have the sole and unrestricted right to sell and/or transfer the Note and any portion thereof. Upon transfer to Buyer of the Note Portion hereunder, Buyer will have good and unencumbered title to the Note Portion, free and clear of any and all Liens.

3.6 Private Offering. The offer, offer for sale, and sale of the Note Portion has not been and will not be registered with the United States Securities and Exchange Commission. The Note Portion is being offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the Securities Act, and as such, will be deemed “restricted securities” under the Securities Act limiting the securities ability to be resold. Additionally, Sellers may be considered an “affiliate” of the Company, and the Note Portion purchased from Sellers will be treated as if purchased from the Company directly pursuant to the Securities Act.

3.7 Accredited Investor. Each of the Sellers is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

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3.8 Own Account; Use of Proceeds. Each of the Sellers is acting exclusively for its own account and not in concert with any other Person in connection with the transactions contemplated hereby. The Sellers do not intend to, and will not, directly or indirectly, use the proceeds received pursuant to this Agreement for the purpose of investing in the Company.

3.9 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with either of the Sellers or any action taken by either of the Sellers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Sellers, as of the date of this Agreement and each Closing Date, as follows:

4.1 Existence and Power. Buyer is duly organized and validly existing under the laws of the jurisdiction of its formation, and has the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Buyer is or will be a party and to consummate the transactions contemplated hereby and thereby.

4.2 Authorization; No Contravention. The execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary officers, partners, managers or members of Buyer, (b) do not contravene the terms of Buyer’s organizational documents, or any amendment thereof, (c) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of Buyer or any Requirement of Law applicable to Buyer, and (d) do not materially violate any Orders of any Governmental Authority against, or binding upon, Buyer to the knowledge of Buyer.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Buyer, of this Agreement.

4.4 Binding Effect. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

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4.5 Restricted Securities. Buyer understands that the Note Portion will not be registered under the Securities Act at the time of purchase and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Buyer is aware that the Company is under no obligation to effect any such registration with respect to the Note Portion or to file for or comply with any exemption from registration. Buyer is purchasing the Note Portion for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

4.6 Accredited Investor. Buyer is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

4.7 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Buyer or any action taken by Buyer.

4.8 Disclosure of Information. Buyer has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to enter into this Agreement, and Buyer has had an opportunity to ask questions and receive answers from the Company and its officers concerning the Company’s financial situation, business, prospects, and any other matter that Buyer has deemed relevant or important in determining whether to enter into this Agreement. Buyer has had the opportunity to consult with counsel of its choosing with respect to this Agreement and the transactions contemplated herein.

4.9 Investment Risk. Buyer is aware that its purchase of the Note Portion pursuant to this Agreement is a speculative investment that is subject to the risk of complete loss. Buyer is able, without impairing Buyer’s financial condition, to suffer a complete loss of such investment in the Company.

4.10 Sophisticated Buyer. Buyer has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Buyer has not been formed solely for the purpose of making this investment and is purchasing the Note Portion for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

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ARTICLE V

CONDITIONS PRECEDENT TO

THE OBLIGATIONS OF BUYER TO CLOSE

The obligation of Buyer to purchase the Note Portion, to pay the Purchase Price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, Buyer of the following conditions on or before each Closing Date:

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of Sellers contained herein shall be true and correct in all material respects on the date hereof and as of each Closing Date with the same force and effect as though made on and as of such Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than each Closing Date, which representations and warranties need only be true and correct in all material respects as of such other date or time. Sellers shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by Sellers on or prior to each Closing Date.

5.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

5.3 Delivery of Documents. Sellers shall have delivered to Buyer this Agreement and the Assignment, duly executed by Sellers.

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF

SELLERS TO CLOSE

The obligations of Sellers to sell and transfer the Note Portion and to perform any obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, Sellers, of the following conditions on or before each Closing Date:

6.1 Representations, Warranties and Covenants. The representations and warranties of Buyer contained herein shall be true and correct in all material respects on the date hereof and as of each Closing Date with the same force and effect as though made on and as of such Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than each Closing Date, which representations or warranties need only be true and correct in all material respects as of such other date or time. Buyer shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by Buyer on or prior to each Closing Date.

6.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

6.3 Deliveries. Buyer shall have delivered to Sellers this Agreement and the Assignment, duly executed by Buyer, and the Purchase Price.

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ARTICLE VII

MISCELLANEOUS

7.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

7.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, fax, email, courier service or personal delivery:

To Sellers:

Filled Converge Limited

[mailing and email addresses redacted pursuant to Item 601(a)(6) of Reg. S-K]

Li Xiaoguang

[mailing and email addresses redacted pursuant to Item 601(a)(6) of Reg. S-K]

To Buyer:

Clean Energy Technologies Inc.

[email address redacted pursuant to Item 601(a)(6) of Reg. S-K]

1340 Reynolds Ave. #120, Irvine, CA 92614, USA

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if faxed or emailed.

7.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

7.4 Assignments. This Agreement may not be assigned by either party without the prior written consent of the other party.

7.5 Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Sellers or Buyer from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by Sellers and Buyer, and (b) only in the specific instance and for the specific purpose for which made or given.

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7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

7.9 Entire Agreement. This Agreement, together with all other documents contemplated hereunder, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and all such other contemplated documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

7.10 No Reliance. Buyer acknowledges and agrees that neither Sellers nor any of their officers, directors, representatives or agents have made any representations or warranties to Buyer or any of its agents, representatives, officers, directors, managers, members or employees except as expressly set forth in this Agreement, and, in making its decision to enter into the transactions contemplated by this Agreement, Buyer is not relying on any representation, warranty, covenant or promise of Sellers or their officers, directors, agents or representatives other than as set forth in this Agreement.

7.11 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. In furtherance of the foregoing, the internal law of the State of Nevada shall control the interpretation and construction of this Agreement (and all exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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7.12 Venue. Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Clark County, Nevada in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

7.13 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

7.14 Attorneys’ Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement or any other document contemplated hereby, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

7.15 Mutual Drafting. This Agreement is the mutual product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the parties, and shall not be construed for or against any party hereto.

[Remainder of page intentionally left blank; signature page to follow]

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

SELLERS:

Filled Converge Limited

/s/ Zhang Zhixiang
By:	Zhang Zhixiang
Title:	Director

Li Xiaoguang

/s/ Li Xiaoguang
By:	Li Xiaoguang

BUYER:

Clean Energy Technologies, Inc.

/s/ Calvin Pang
By:	Calvin Pang
Title:	CFO

COMPANY CONSENT

By signing below, the Company acknowledges and consents to this Agreement. Without limiting the foregoing, the Company specifically (1) consents to the sale and purchase of the Note Portion pursuant to the terms of this Agreement, (2) agrees to reissue the Note Portion to Buyer in a form reasonably acceptable to Buyer, (3) acknowledges and agrees that after the reissuance of the Note Portion, the Note Portion shall remain in full force and effect without any change, (4) acknowledges and agrees that the outstanding balance of the Note Portion as of the date hereof is HK$446,025,388, and (5) acknowledges and agrees that the Company’s execution hereof is a material inducement to Buyer and Sellers entering into this Agreement and consummating the transactions contemplated hereby.

China Ruifeng Renewable Energy Holdings Limited

By:	/s/ Zhang Zhixiang
Name:	Zhang Zhixiang
Title:	CEO

[Signature Page to Note Purchase Agreement]

SCHEDULE 1

[wire instructions and address information omitted pursuant to Item 601(a)(5) and (6) of Reg. S-K]

EXHIBIT A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, Filled Converge Limited, a British Virgin Islands limited liability company, and Li Xiaoguang (collectively “Assignors”), hereby assign and transfer to Clean Energy Technologies, Inc., a Nevada corporation (“Assignee”), and Assignee hereby receives and accepts, all of Assignors’ right, title and interest in and to, free and clear of any lien, claim or encumbrance, a $11,700,000 portion of the attached Convertible Bond in the original face amount of HK$356,375,000 issued by China Ruifeng Renewable Energy Holdings Limited, a Hong Kong listed company with the ticker 527.HK (the “Company”), to the order of Assignor on January 12, 2026, as further described in that certain Note Purchase Agreement by and between Assignors and Assignee of even date herewith.

WITNESS our hands this 12 day of January 2026.

ASSIGNORS:

Filled Converged Limited

By:	/s/ Zhang Zhixiang
Name:	Zhang Zhixiang
Title:	Director

Li Xiaoguang

By:	/s/ Li Xiaoguang
Name:	Li Xiaoguang

ASSIGNEE:

CLEAN ENERGY TECHNOLOGIES, INC.

By:	/s/ Calvin Pang
Name:	Calvin Pang
Title:	Chief Financial Officer